UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market
Series E Preferred Stock, no par value	WTFCP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Wintrust Financial Corporation 2022 Stock Incentive Plan
At the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Wintrust Financial Corporation (the “Company”) held on May 26, 2022, the Company's shareholders approved the Wintrust Financial Corporation 2022 Stock Incentive Plan (the “2022 Plan”), which had been previously approved by the Company's Board of Directors (the “Board of Directors”) subject to shareholder approval. The following paragraphs provide a summary of certain terms of the 2022 Plan.
The 2022 Plan is intended to provide the Company with the ability to provide market-responsive, stock-based incentives and other rewards for officers, employees, directors and consultants of the Company and its subsidiaries that (i) provide such award recipients with a stake in the growth of the Company and (ii) encourage them to continue in the service of the Company and its subsidiaries. The Compensation Committee of the Board of Directors will administer the 2022 Plan and will designate the eligible award recipients under the 2022 Plan.
Under the 2022 Plan, the Company may grant: (i) nonqualified stock options; (ii) “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code); (iii) stock appreciation rights (“SARs”); (iv) restricted shares; (v) restricted share units; (vi) performance awards; (vii) stock awards; and (viii) other incentive awards. Subject to the terms and conditions of the 2022 Plan, the number of shares authorized for grants under the 2022 Plan is 1,200,000 plus any shares available for awards under the Wintrust Financial Corporation 2015 Stock Incentive Plan as of the effective date of the 2022 Plan. The number of shares that remain available for future grants under the 2022 Plan will be reduced by an amount equal to the number of shares subject to each award granted under the 2022 Plan.
The foregoing description of the 2022 Plan is qualified in its entirety by the text of the 2022 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s shareholders (i) elected all thirteen of the Company’s director nominees, (ii) approved the 2022 Plan, (iii) approved an advisory (non-binding) proposal approving the Company’s 2021 executive compensation as described in the Company’s proxy statement, and (iv) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2022. The results of the vote at the Annual Meeting were as follows:
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Proposal No. 1 — Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elizabeth H. Connelly	48,576,071	353,203	42,646	2,523,096
Peter D. Crist	46,549,270	2,366,979	55,671	2,523,096
Bruce K. Crowther	46,583,317	2,342,032	46,571	2,523,096
William J. Doyle	47,897,381	1,023,043	51,496	2,523,096
Marla F. Glabe	48,629,414	292,376	50,130	2,523,096
H. Patrick Hackett, Jr.	47,124,214	1,794,374	53,332	2,523,096
Scott K. Heitmann	47,709,635	1,217,510	44,775	2,523,096
Deborah L. Hall Lefevre	48,745,160	184,307	42,453	2,523,096
Suzet M. McKinney	48,423,579	505,274	43,067	2,523,096
Gary D. “Joe” Sweeney	48,021,886	898,173	51,861	2,523,096
Karin Gustafson Teglia	48,586,382	336,035	49,503	2,523,096
Alex E. Washington, III	48,130,426	796,368	45,126	2,523,096
Edward J. Wehmer	48,539,818	385,872	46,230	2,523,096
Proposal No. 2 — Adoption of the Company's 2022 Stock Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,518,693	2,389,978	63,249	2,523,096
Proposal No. 3 — Advisory Vote on 2021 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,074,966	2,761,778	135,176	2,523,096
Proposal No. 4 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,278,460	2,192,957	23,599	—

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
10.1	Wintrust Financial Corporation 2022 Stock Incentive Plan

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary
Date: May 27, 2022
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